SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 2, 2001
                     ---------------------------------------

                               MIRANT CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                  001-16107                  58-2056305
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
           of incorporation)         Number)                  No.)


    1155 Perimeter Center West Suite 100, Atlanta, Georgia        30338
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         (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (678) 579-5000
                          -----------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)





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Item 1.  Changes of Control of Registrant.

At 5 p.m., Eastern Time, on April 2, 2001, Southern Company distributed, in the form of a special dividend, 272 million shares (or 80.3 %) of Mirant Corporation (Mirant) common stock to Southern Company's common stockholdersas of March 21, 2001, the record date for the distribution. Additional information concerning the distribution can be found in Southern Company's Form 8-K furnished on March 23, 2001.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     April 3, 2001                        MIRANT CORPORATION



                                               By /s/ James A. Ward
                                               ---------------------------------
                                                  James A. Ward
                                                  Senior Vice President,
                                                  Finance And Accounting
                                                  (Principal Accounting Officer)